Postretirement Benefit Plan - Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Interest cost	$ 742	$ 773	$ 717
Expected return on plan assets	(636)	(731)	(597)
Amortization of net loss	114	32	20
Amortization of prior service cost	422	427
Curtailment loss (gain)
Net periodic benefit cost	$ 642	$ 501	$ 140